SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 5, 2000

                        VISTA EYECARE, INC.
      (Exact Name of Registrant as Specified in Its Charter)

                 Commission File No:   0-20001
                                      --------

             GEORGIA                       58-1910859
     ---------------------------------------------------
     (State or other jurisdiction       (I.R.S. Employer
          of incorporation)              Identification
                                              Number)

                        296 Grayson Highway
                  Lawrenceville, Georgia  30045
             ----------------------------------------
             (Address of Principal Executive Offices)

                          (770)-822-3600
       ----------------------------------------------------
       (Registrant's Telephone Number, including Area Code)

                          Not applicable
  -------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     On April 5, 2000, the Company and ten of its subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the Northern District of Georiga for reorganization under Chapter 11 (the "Chapter 11 Cases"). The Chapter 11 Cases have been consolidated for the purpose of joint administration under Case No. 00-65214. The Debtors are currently operating their businesses as debtors-in-possession pursuant to the Bankruptcy Code. All affiliated entities of the Company are included in the Chapter 11 Cases, except only (a) three subsidiaries which are licensed managed care organizations and (b) foreign subsidiaries of the Company.

     On April 5, 2000, the Registrant issued a Press Release, attached hereto as
Exhibit 99.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VISTA EYECARE, INC.
                                   -----------------------------------
                                  (Registrant)


                                   BY: /s/ Angus C. Morrison
                                       Angus C. Morrison
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer


                                   Dated:  April 12, 2000